SUPPLEMENT DATED MARCH 1, 2004 TO THE
                     FIRST INVESTORS EQUITY FUNDS PROSPECTUS

                                  TOTAL RETURN
                                      VALUE
                                    BLUE CHIP
                                 GROWTH & INCOME
                                 ALL-CAP GROWTH
                               MID-CAP OPPORTUNITY
                               SPECIAL SITUATIONS
                                 FOCUSED EQUITY
                                     GLOBAL

                             DATED JANUARY 31, 2004


     Under the heading "FUND MANAGEMENT" on page 67, the following information is added following the fifth paragraph to this section:

     Steven S. Hill serves as the other Co-Portfolio Manager of the Mid-Cap Opportunity Fund. Mr. Hill joined FIMCO in 2002 as an equity analyst. Prior to joining FIMCO, Mr. Hill was employed by UBS Warburg, LLC (1999-2001) where he was a Director in their healthcare group and worked primarily on mergers and acquisitions. Prior to that, Mr. Hill was an investment banker for HSBC Securities (USA) Inc. (1996-1999).

     The first sentence in the sixth paragraph under the heading "FUND MANAGEMENT" on page 67, is deleted and replaced with the following:

     Allen Klee, who joined FIMCO in 2001, serves as the Portfolio Manager of the Special Situations Fund.



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